UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-4098

Name of Registrant:	Vanguard Chester Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - September 30, 2005

Item 1:	Reports to Shareholders

Vanguard® PRIMECAP Fund

› Annual Report

September 30, 2005

> Vanguard PRIMECAP Fund outpaced the S&P 500 Index, but trailed the broad market and the average return of its mutual fund peers.

> Technology stocks were the fund’s best performers; health care stocks were the worst.

> The fund earned exceptional returns from its small stake in energy companies.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Fund Profile	9
Performance Summary	10
Financial Statements	12
Your Fund's After-Tax Returns	25
About Your Fund's Expenses	26
Trustees Renew Advisory Agreement	28
Glossary	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005
PRIMECAP Fund
Investor Shares	14.1%
Admiral™Shares[1]	14.3
S&P 500 Index	12.3
Average Multi-Cap Growth Fund[2]	17.7

Your Fund’s Performance at a Glance
September 30, 2004–September 30, 2005

Distributions Per Share
Starting	Ending	Income	Capital
Share Price	Share Price	Dividends	Gains

PRIMECAP Fund

Investor Shares	$57.18	$64.79	$0.445	$0.000

Admiral Shares	59.36	67.28	0.552	0.000

1 Admiral Shares: A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the 2005 fiscal year, Vanguard PRIMECAP Fund returned more than 14%, outpacing its benchmark, the Standard & Poor’s 500 Index. The engines of your fund’s return included its sizable (and longstanding) commitment to technology stocks and some excellent stock selection in the surging energy sector. Health care stocks were the fund’s major weakness, a key reason that PRIMECAP Fund’s result fell shy of the average return of multi-cap growth funds.

The tables on page 1 show the total returns for your fund and its comparative standards, and also list the fund’s distributions to shareholders in the 12 months ended September 30. If you own the PRIMECAP Fund in a taxable account, you may wish to review our report on the fund’s after-tax returns on page 25.

Please note that as of September 30 the fund remained closed to new investors. Existing shareholders may make additional purchases of up to $25,000 per year.

Despite some economic bumps, stocks fared well

The U.S. stock market navigated through the 12 months to produce strong gains, although it encountered some occasional periods of weakness. Throughout the fiscal year, economic reports generally suggested a solid expansion, though several warning signals flared. Some analysts wondered whether consumers—

the pillar of the economy—could continue to withstand both persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina.

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 14.7%. Returns from both small- and mid-capitalization stocks outpaced those of large-capitalization issues. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those priced in expectation of above-average earnings growth). International stocks, particularly in emerging markets, delivered outstanding returns relative to those of U.S. stocks.

Bonds continued to show a ‘flattening’ yield trend

In the fixed income market, short-term interest rates rose sharply while rates of the longest-term bonds fell. This unusual pattern led to a “flattening” of the yield curve. Since bond prices move in the opposite direction from yields, this flattening resulted in weak returns for short-term bonds and respectable returns for long-term bonds.

The Federal Reserve Board raised its target federal funds rate eight times during the 12 months, for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves and serves as a proxy for money market rates, ended the period at 3.54%—more than double its initial 1.70% level. Meanwhile, the yield

Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%

Russell 2000 Index (Small-caps)	18.0	24.1	6.4

Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5

MSCI All Country World Index ex USA (International)	29.5	27.2	4.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%

Lehman Municipal Bond Index	4.0	4.2	6.3

Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3

CPI

Consumer Price Index	4.7%	3.2%	2.7%

of the 10-year Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, produced higher returns than Treasury and investment-grade corporate bonds.

The fund’s longstanding emphases drove performance

The portfolio positioning that has driven the performance of Vanguard PRIMECAP Fund during the past few years remained in the driver’s seat during the past 12 months. The relative stability of the portfolio’s composition reflects the efforts of the investment advisor, PRIMECAP Management Company, to exploit opportunities that, in its estimation, will unfold over a three- to five-year period.

During the past 12 months, the fund benefited from its emphasis on technology stocks, which outpaced the broad market. Your fund’s tech stocks performed even better than the sector as a whole. Top-ten holdings Adobe Systems, the electronic documents company, and Texas

Expense Ratios1:
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Multi-Cap Growth Fund
PRIMECAP Fund	0.46%	0.31%	1.68%

1 Peer-group expense ratio derived from data provided by Lipper Inc. and captures information through year-end 2004.

Instruments, the chipmaker, made significant contributions to the fund’s overall return. At the end of the period, technology stocks accounted for about 25% of fund assets, reflecting the advisor’s conviction that these companies will continue to benefit from a revival in corporate capital spending.

Health care stocks, the portfolio’s other major position, worked against the fund. As I noted six months ago in our semiannual report to you, the fund sustained heavy losses in Biogen Idec, a former high-flier that was hit hard after the company was forced to withdraw a promising therapy from the market. Some of the portfolio’s larger pharmaceutical companies, such as Pfizer and Eli Lilly, also declined in value.

The portfolio’s supporting players—small stakes in energy companies and in materials & processing stocks—also made an important contribution. Energy stocks soared as oil prices tested new highs, and the portfolio’s raw-materials producers benefited from favorable supply/demand fundamentals.

Discipline and perspective created long-term rewards

Over time, PRIMECAP Fund’s long-term orientation has delivered exceptional returns to shareholders. The table below displays the annualized returns of the fund and its comparative standards over the past ten years, as well as the final value of a hypothetical $25,000 investment in each. Your fund would have transformed that $25,000 into $82,731 in wealth. An investment compounded at the average

Total Returns
	Ten Years Ended September 30, 2005
	Average Annual Return	Final Value of a $25,000 Initial Investment

PRIMECAP Fund Investor Shares	12.7%	$82,731

S&P 500 Index	9.5	61,887

Average Multi-Cap Growth Fund	7.6	51,936

5

return of competing multi-cap growth funds would have been worth about $30,000 less.

It would be unreasonable to expect such margins of outperformance to persist. Still, the numbers are a clear demonstration that long-term shareholders stand to benefit when talented portfolio managers approach their task with a disciplined, long-term orientation.

A long-term perspective can benefit your portfolio, too

This same long-term orientation can help you reach your own financial goals. Determine your objectives, develop a plan to meet them, and then follow through with discipline and conviction. A sensible plan should seek to take advantage of opportunities for growth while protecting your assets from the worst of the financial markets’ occasional swoons.

Your investment plan should include a broadly diversified mix of assets—stock, bond, and money market funds—allocated according to your unique circumstances. PRIMECAP can be a valuable component of such a plan, providing access to talented managers focused on the market’s mid-sized and larger growth stocks. If you need help establishing or refining your investment program, I invite you to explore the wealth of planning resources on Vanguard.com.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 11, 2005

6

Advisor’s Report

Equity markets were volatile during the past 12 months, though the ultimate result was strong. Vanguard PRIMECAP Fund returned more than 14%, surpassing the 12.3% return of the S&P 500 Index.

Investment Environment
Investors kept their gaze fixed on the Fed during much of the past 12 months in search of some sign that after 15 months, the tightening effort might be ending. Thus far, however, Fed Chairman Alan Greenspan remains steadfast in his campaign to restrain inflation and cool the housing sector. On September 20, the Fed raised its target for the federal funds rate by 25 basis points for the eleventh consecutive time since June 2004. Despite these gradual, persistent rate increases intended to “normalize” monetary policy, the 10-year Treasury note remains close to year-ago levels, helping to sustain strength in housing and personal consumption. In our opinion, these areas of strength are likely to weaken.

Our Successes
We enjoyed strong performance in our holdings in information technology, which remains our largest sector weighting. While the tech stocks in the S&P 500 Index returned about 15%, for example, our holdings registered a 22% gain. We also enjoyed strong returns from energy-related companies and materials & processing stocks, particularly fertilizer producer Potash Corporation of Saskatchewan and agribusiness giant Monsanto. Potash’s low production costs have helped it capitalize on a favorable supply-and-demand balance in global fertilizer markets. The stock returned 46%, far superior to the average gain of materials stocks. Monsanto has benefited from its strength in plant biotechnology. During the past 12 months, its stock registered a 75% return.

Our Shortfalls
Our most significant shortfall was the one we addressed six months ago in our semiannual letter to shareholders: Biogen Idec. In February 2005, the company’s promising new treatment for multiple sclerosis, Tysabri, was pulled from the market after three patients contracted a rare but serious brain disorder. The stock declined 48% on the day of the announcement. This setback was clearly unexpected, but much of our original investment thesis remains intact: enthusiasm about the company’s high level of R&D spending (30% of revenues) and the growth prospects for its existing drugs, including potential new uses.

Outlook
While we’re optimistic about the prospects for sustained economic growth, we acknowledge a heightened risk of a slowdown in the near term. Of particular concern is the impact that increased fuel prices will have on the consumer (both in terms of confidence and actual expense). Generally, rising energy prices tend to depress the economy with about a one-year lag. This would indicate more downward pressure on the economy even if oil prices decline from here ($60 a barrel).

7

We’re also concerned about the speculative excesses in the leveraged areas of the economy (including the housing market), derivatives, and hedge funds.

One benefit of these risks seems to be better buying opportunities for Vanguard PRIMECAP Fund. The S&P 500 is currently where it was at the end of 1998, but operating earnings have grown approximately 50% since that time. Moreover, it appears that the market is not awarding a premium to companies with market-leading positions or growth rates. Thus, we are finding companies with above-market growth rates and strong competitive positions at attractive valuations. Assuming such companies can capitalize on their leadership position and meet their growth objectives, we believe that they will ultimately be rewarded with premium valuations.

We believe that the prospective drivers of economic growth going forward will arise from the corporate, rather than the consumer sector, as corporations invest in long-deferred capital projects. Consistent with this view, we continue to overweight information technology, materials, and, to a lesser extent, industrials. Health care stocks are another area of focus. We have shifted to a slightly underweight position in energy, as we have been selling while the sector strengthens.

In the technology sector, we’ve been building positions in companies that possess strong competitive positions and low valuations. Oracle, Intuit, Microsoft, and Symantec are prime examples. In the health care sector, our purchases continue to reposition the fund toward the larger-capitalization pharmaceutical stocks, including GlaxoSmithKline, Eli Lilly, Pfizer, and Roche Holding. Generally speaking, these companies have low exposure to patent expiration, highly productive R&D activity, and attractive valuations. We are also enthusiastic about Univision Communications, the leading Spanish-language media company in the United States. The company’s portfolio of television and Internet assets positions it to benefit from the fast-growing Hispanic market.

Howard B. Schow		Theo A. Kolokotrones
Portfolio Manager		Portfolio Manager
Joel P. Fried
Portfolio Manager
Mitchell J. Milias		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager

PRIMECAP Management Company, LLP		October 17, 2005

8

Fund Profile
As of September 30, 2005

Portfolio Characteristics	Fund	Comparative Index[1]
Number of Stocks	132	500
Median Market Cap	$22.8B	$51.5B
Price/Earnings Ratio	24.6x	17.9x
Price/Book Ratio	3.0x	2.8x
Yield		1.8%
Investor Shares	0.6%
Admiral Shares	0.8%
Return on Equity	13.8%	19.0%
Earnings Growth Rate	9.1%	12.6%
Foreign Holdings	11.5%	0.0%
Turnover Rate	12%	—
Expense Ratio		—
Investor Shares	0.46%
Admiral Shares	0.31%
Short-Term Reserves	2%	—

Sector Diversification (% of portfolio)	Fund	Comparative Index[1]
Auto & Transportation	7%	2%
Consumer Discretionary	14	12
Consumer Staples	0	8
Financial Services	6	21
Health Care	19	13
Integrated Oils	4	7
Other Energy	5	4
Materials & Processing	9	3
Producer Durables	6	4
Technology	26	14
Utilities	1	7
Other	1	5
Short-Term Reserves	2%	—

Volatility Measures	Fund	Comparative Index[1]
R-Squared	0.88	1.00
Beta	1.14	1.00

Ten Largest Holdings (% of total net assets)[2]
FedEx Corp.	transportation services	4.6%
Adobe Systems, Inc.	computer software	3.7
Texas Instruments, Inc.	electronics	3.1
Novartis AG ADR	pharmaceuticals	3.0
ConocoPhillips Co.	energy and utilities	2.9
Biogen Idec Inc.	pharmaceuticals	2.6
Pfizer Inc.	pharmaceuticals	2.3
Potash Corp. of Saskatchewan, Inc.	chemicals	2.3
Microsoft Corp.	computer software	2.3
Eli Lilly & Co.	pharmaceuticals	2.3
Top Ten		29.1%

1 S&P 500 Index.
2 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
    See page 30 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1995–September 30, 2005
Initial Investment of $25,000

	Average Annual Total Returns Periods Ended September 30, 2005			Final Value of a $25,000
	One Year	Five Years	Ten Years	Investment

PRIMECAP Fund Investor Shares[1]	14.13%	0.62%	12.71%	$82,731

S&P 500 Index	12.25	-1.49	9.49	61,887

Average Multi-Cap Growth Fund[2]	17.74	-8.00	7.59	51,936

	One Year	Since Inception[3]	Final Value of a $100,000 Investment

PRIMECAP Fund Admiral Shares[1]	14.33%	8.74%	$138,441

S&P 500 Index	12.25	4.24	117,506

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years.
2	Derived from data provided by Lipper Inc.
3	November 12, 2001. Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

10

Fiscal-Year Total Returns (%): September 30, 1995–September 30, 2005

[Dark Grey] PRIMECAP Fund Investor Shares
[Light Grey] S&P 500 Index

11

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)
Common Stocks (98.0%)
Auto & Transportation (8.5%)
FedEx Corp.	14,572,500	1,269,702
Union Pacific Corp.	6,606,500	473,686
Southwest Airlines Co.	23,659,737	351,347
*^[1]AMR Corp.	9,300,000	103,974
*[1]Alaska Air Group, Inc.	2,540,000	73,812
United Parcel Service, Inc.	495,270	34,238
ArvinMeritor, Inc.	1,620,600	27,096
Consumer Discretionary (13.6%)		2,333,855
* DirecTV Group, Inc.	33,398,900	500,316
Costco Wholesale Corp.	7,500,000	323,175
[1]Robert Half International, Inc.	8,725,000	310,523
Target Corp.	5,019,000	260,637
TJX Cos., Inc.	12,394,800	253,846
* eBay Inc.	6,025,000	248,230
The News Corp., Inc.	13,784,596	214,902
Eastman Kodak Co.	8,800,000	214,104
* Google Inc.	657,000	207,914
[1]The Neiman Marcus Group, Inc. Class A	1,800,000	179,910
Time Warner, Inc.	9,516,100	172,337
* Univision Communications Inc.	6,000,000	159,180
The Walt Disney Co.	5,566,000	134,308
[1]The Neiman Marcus Group, Inc. Class B	1,028,811	102,706
Lowe's Cos., Inc.	1,225,000	78,890
Carnival Corp.	1,530,000	76,469
Best Buy Co., Inc.	1,575,000	68,560
* Kohl's Corp.	1,229,900	61,716
Mattel, Inc.	3,100,000	51,708
Avon Products, Inc.	1,170,000	31,590
Tiffany & Co.	742,000	29,509
Abercrombie & Fitch Co.	500,000	24,925
Royal Caribbean Cruises, Ltd.	412,000	17,798
* Liberty Media Corp.	1,905,000	15,335
Yum! Brands, Inc.	204,000	9,876
* Weight Watchers International, Inc.	150,000	7,737
Sabre Holdings Corp.	356,300	7,226
* Liberty Global, Inc. Class A	114,300	3,095
* Liberty Global, Inc. Series C	114,300	2,943
* Discovery Holding Co. Class A	190,500	2,751
Financial Services (5.9%)		3,772,216
The Chubb Corp.	4,000,000	358,200
The Bank of New York Co., Inc.	9,700,000	285,277
Marsh & McLennan Cos., Inc.	6,791,900	206,406
American International Group, Inc.	3,300,000	204,468
JPMorgan Chase & Co.	4,946,376	167,831
Fannie Mae	1,775,000	79,555

12

	Shares	Market Value• ($000)
Paychex, Inc.	1,860,500	68,987
Transatlantic Holdings, Inc.	1,054,687	60,117
AFLAC Inc.	1,115,000	50,510
Wells Fargo & Co.	575,000	33,678
Capital One Financial Corp.	415,000	33,001
State Street Corp.	400,000	19,568
Freddie Mac	295,000	16,656
Fifth Third Bancorp	450,000	16,528
First Data Corp.	387,537	15,501
Washington Mutual, Inc.	50,000	1,961
Health Care (18.6%)		1,618,244
Novartis AG ADR	16,177,860	825,071
*[1]Biogen Idec Inc.	18,131,020	715,813
Pfizer Inc.	25,268,793	630,962
Eli Lilly & Co.	11,610,000	621,367
Guidant Corp.	7,567,475	521,323
Medtronic, Inc.	8,038,776	431,039
* Roche Holdings AG	3,000,000	418,505
* Genzyme Corp.- General Division	5,200,000	372,528
* Sepracor Inc.	3,565,100	210,305
*[1]Millipore Corp.	2,820,000	177,350
GlaxoSmithKline PLC ADR	2,700,000	138,456
* Amgen, Inc.	564,000	44,934
* Applera Corp.- Celera Genomics Group	1,073,600	13,023
Integrated Oils (4.0%)		5,120,676
ConocoPhillips Co.	11,500,000	803,965
Amerada Hess Corp.	2,000,000	275,000
Chevron Corp.	450,000	29,129
Murphy Oil Corp.	120,000	5,984
Other Energy (4.6%)		1,114,078
Schlumberger Ltd.	3,900,000	329,082
Noble Energy, Inc.	5,960,000	279,524
[1] Pogo Producing Co.	3,260,000	192,144
EnCana Corp.	3,250,200	189,519
EOG Resources, Inc.	1,200,000	89,880
* Transocean Inc.	1,400,000	85,834
GlobalSantaFe Corp.	1,676,600	76,486
Noble Corp.	275,000	18,826
* Cooper Cameron Corp.	200,000	14,786
Materials & Processing (9.2%)		1,276,081
[1]Potash Corp. of Saskatchewan, Inc.	6,751,400	630,041
Weyerhaeuser Co.	5,100,000	350,625
Dow Chemical Co.	8,350,000	347,945
Inco Ltd.	4,953,500	234,548
Monsanto Co.	3,297,180	206,898
Praxair, Inc.	3,850,100	184,535
Temple-Inland Inc.	3,350,000	136,847
[1] Granite Construction Co.	3,150,000	120,456
Alcoa Inc.	4,854,000	118,535
Fluor Corp.	1,500,000	96,570
Engelhard Corp.	1,889,000	52,722
[1] MacDermid, Inc.	1,701,000	44,668
Producer Durables (6.0%)		2,524,390
Caterpillar, Inc.	7,040,000	413,600
* Agilent Technologies, Inc.	11,600,000	379,900
^ LM Ericsson Telephone Co. ADR Class B	4,582,857	168,832
[1] Tektronix, Inc.	6,629,600	167,265
[1] Plantronics, Inc.	4,701,500	144,853
Applied Materials, Inc.	7,330,000	124,317
Deere & Co.	1,348,500	82,528
Pall Corp.	2,000,000	55,000
Donaldson Co., Inc.	1,600,000	48,848
* Entegris Inc.	2,583,472	29,193
* ASML Holding (New York)	1,601,000	26,433
KLA-Tencor Corp.	250,000	12,190
		1,652,959

13

	Shares	Market Value• ($000)
Technology (25.8%)
CommunicationsTechnology (5.4%)
QUALCOMM Inc.	11,305,000	505,899
* Corning, Inc.	17,647,000	341,117
Motorola, Inc.	13,166,000	290,837
* Nortel Networks Corp.	75,894,400	247,416
* Tellabs, Inc.	5,600,000	58,912
Symbol Technologies, Inc.	5,200,000	50,336

Computer Services Software & System (9.9%)
[1]Adobe Systems, Inc.	34,156,000	1,019,557
Microsoft Corp.	24,450,000	629,098
* Oracle Corp.	31,725,600	393,080
*[1]Citrix Systems, Inc.	9,750,000	245,115
* Intuit, Inc.	5,150,000	230,771
* Accenture Ltd.	4,136,200	105,308
* Symantec Corp.	4,550,000	103,103

Computer Technology (1.3%)
Hewlett-Packard Co.	11,880,000	346,896
* Dell Inc.	205,000	7,011

Electronics (1.1%)
Sony Corp. ADR	8,900,000	295,391

Electronics—Semiconductors/Components (6.6%)
Texas Instruments, Inc.	25,260,000	856,314
*[1]Micron Technology, Inc.	36,512,373	485,615
Intel Corp.	16,525,000	407,341
* Freescale Semiconductor, Inc. Class B	2,163,863	51,024
*^ Rambus Inc	2,500,000	30,250

ElectronicsTechnology (0.7%)
Raytheon Co.	4,212,200	160,148
* Coherent, Inc.	1,420,000	41,578

Scientific Equipment & Supplies (0.8%)
Applera Corp.-Applied Biosystems Group	8,945,300	207,889
Utilities (1.1%)		7,110,006
Sprint Nextel Corp.	9,640,800	229,258
* Comcast Corp. Class A	2,200,000	64,636
Other (0.7%)		293,894
* Berkshire Hathaway Inc.Class B	65,600	179,154
3M Co.	300,000	22,008
Brunswick Corp.	112,000	4,226
		205,388
Total Common Stocks (Cost $18,024,426)		27,021,787
Temporary Cash Investments (2.3%)
[2] Vanguard Market Liquidity Fund, 3.744%	613,718,858	613,719
[2] Vanguard Market Liquidity Fund, 3.744%—Note G	33,236,182	33,236
Total Temporary Cash Investments (Cost $646,955)		646,955
Total Investments (100.3%) (Cost $18,671,381)		27,668,742
Other Assets and Liabilities—Net(-0.3%)		(95,416)
Net Assets (100%)		27,573,326

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		27,668,742
Receivables for Capital Shares Issued		22,978
Receivables for Investment Securities Sold		22,104
Other Assets—Note C		22,253
Total Assets		27,736,077
Liabilities
Security Lending Collateral Payable to Brokers—Note G		33,236
Payables for Investment Securities Purchased		54,459
Other Liabilities		75,056
Total Liabilities		162,751
Net Assets		27,573,326

14

At September 30, 2005, net assets consisted of:[3]	Amount ($000)
Paid-in Capital	17,915,887
Undistributed Net Investment Income	89,985
Accumulated Net Realized Gains	570,093
Unrealized Appreciation	8,997,361
Net Assets	27,573,326

Investor Shares—Net Assets
Applicable to 318,620,868 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	20,643,332
Net asset value per share—Investor shares	$64.79

Admiral Shares—Net Assets
Applicable to 103,005,634 outstanding $.001 par value shares of beneficial
interest (unlimited authorization)	6,929,994
Net asset value per share—Admiral shares	$67.28

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1	Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. See Note I in Notes to Financial Statements.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.

15

Statement of Operations

Year Ended
September 30, 2005
($000)

Investment Income
Income
Dividends[1]	306,683
Interest[1]	34,392
Security Lending	2,778
Total Income	343,853
Expenses
Investment Advisory Fees—Note B	56,800
The Vanguard Group—Note C
Management and Administrative
Investor Shares	49,328
Admiral Shares	3,734
Marketing and Distribution
Investor Shares	2,988
Admiral Shares	603
Custodian Fees	339
Auditing Fees	17
Shareholders' Reports
Investor Shares	382
Admiral Shares	4
Trustees' Fees and Expenses	39
Total Expenses	114,234
Expenses Paid Indirectly—Note D	(1,229)
Net Expenses	113,005
Net Investment Income	230,848
Realized Net Gain (Loss) on Investment Securities Sold[1]	712,533
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,542,634
Net Increase (Decrease) in Net Assets Resulting from Operations	3,486,015

1	Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $12,833,000, $34,392,000, and ($298,909,000), respectively.

16

Statement of Changes in Net Assets

	Year Ended Sept. 30, 2005 ($000)	Sept.1 to Sept. 30, 2004[1] ($000)	Year Ended Aug. 31, 2004 ($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	230,848	11,775	112,581
Realized Net Gain (Loss)	712,533	52,246	291,773
Change in Unrealized Appreciation (Depreciation)	2,542,634	906,948	2,253,370
Net Increase (Decrease) in Net Assets Resulting from Operations	3,486,015	970,969	2,657,724
Distributions
Net Investment Income
Investor Shares	(163,617)	—	(74,103)
Admiral Shares	(36,076)	—	(14,552)
Realized Capital Gain
Investor Shares	—	—	—
Admiral Shares	—	—	—
Total Distributions	(199,693)	—	(88,655)
Capital Share Transactions—Note H
Investor Shares	(2,992,661)	(4,990)	1,006,029
Admiral Shares	2,573,706	20,226	1,191,804
Net Increase (Decrease) from Capital Share Transactions	(418,955)	15,236	2,197,833
Total Increase (Decrease)	2,867,367	986,205	4,766,902
Net Assets
Beginning of Period	24,705,959	23,719,754	18,952,852
End of Period[2]	27,573,326	24,705,959	23,719,754

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Including undistributed net investment income of $89,985,000, $74,580,000, and $62,805,000.

17

Financial Highlights

PRIMECAP Fund Investor Shares

For a Share Outstanding	Year Ended Sept. 30,	Sept. 1 to Sept. 30,	Year Ended August 31,			Jan. 1 to Aug. 31,	Year Ended Dec. 31,
Throughout Each Period	2005	2004[1]	2004	2003	2002	2001[2]	2000

Net Asset Value, Beginning of Period	$57.18	$54.93	$48.50	$39.51	$51.90	$60.38	$62.07

Investment Operations

Net Investment Income	.511[3]	.03	.25	.23	.188	.21	.52

Net Realized and Unrealized Gain (Loss)
on Investments	7.544	2.22	6.39	8.97	(12.183)	(8.28)	2.33

Total from Investment Operations	8.055	2.25	6.64	9.20	(11.995)	(8.07)	2.85

Distributions

Dividends from Net Investment Income	(.445)	—	(.21)	(.21)	(.260)	(.02)	(.49)

Distributions from Realized Capital Gains	—	—	—	—	(.135)	(.39)	(4.05)

Total Distributions	(.445)	—	(.21)	(.21)	(.395)	(.41)	(4.54)

Net Asset Value, End of Period	$64.79	$57.18	$54.93	$48.50	$39.51	$51.90	$60.38

Total Return[4]	14.13%	4.10%	13.72%	23.41%	-23.28%	-13.39%	4.47%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$20,643	$20,933	$20,115	$16,886	$13,216	$18,894	$21,762

Ratio of Total Expenses to Average Net Assets	0.46%	0.45%[5]	0.46%	0.51%	0.49%	0.50%[5]	0.48%

Ratio of Net Investment
Income to Average Net Assets	0.85%[3]	0.57%[5]	0.48%	0.56%	0.42%	0.58%[5]	0.80%

Portfolio Turnover Rate	12%	1%	9%	12%	11%	7%	11%

1	The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2	The fund’s fiscal year-end changed from December 31 to August 31, effective August 31, 2001.
3	Net investment income per share and the ratio of net investment income to average net assets include $.144 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in December 2004.
4	Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years.
5	Annualized.

18

PRIMECAP Fund Admiral Shares

For a Share Outstanding	Year Ended Sept. 30,	Sept. 1 to Sept. 30,		Year Ended August 31,	Nov. 12, 2001[2] to Aug. 31,
Throughout Each Period	2005	2004[1]	2004	2003	2002

Net Asset Value, Beginning of Period	$59.36	$57.02	$50.34	$41.00	$50.00
Investment Operations
Net Investment Income	.636[3]	.03	.35	.295	.191
Net Realized and Unrealized Gain (Loss) on Investments	7.836	2.31	6.62	9.310	(8.776)
Total from Investment Operations	8.472	2.34	6.97	9.605	(8.585)
Distributions
Dividends from Net Investment Income	(.552)	—	(.29)	(.265)	(.275)
Distributions from Realized Capital Gains	—	—	—	—	(.140)
Total Distributions	(.552)	—	(.29)	(.265)	(.415)
Net Asset Value, End of Period	$67.28	$59.36	$57.02	$50.34	$41.00
Total Return[4]	14.33%	4.10%	13.88%	23.58%	-17.35%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,930	$3,773	$3,605	$2,067	$1,369
Ratio of Total Expenses to Average Net Assets	0.31%	0.30%[5]	0.31%	0.37%	0.38%[5]
Ratio of Net Investment Income to Average Net Assets	0.96%[3]	0.72%[5]	0.63%	0.69%	0.52%[5]
Portfolio Turnover Rate	12%	1%	9%	12%	11%

1	The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2	Inception.
3	Net investment income per share and the ratio of net investment income to average net assets include $.149 and 0.24%, respectively, resulting from a special dividend from Microsoft Corp. in December 2004.
4	Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on shares held for less than five years.
5	Annualized.
See accompanying notes, which are an integral part of the financial statements.

19

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

20

B.     PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2005, the investment advisory fee represented an effective annual rate of 0.21% of the fund’s average net assets.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $3,306,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.30% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2005, these arrangements reduced the fund’s management and administrative expenses by $1,214,000 and custodian fees by $15,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $15,750,000 from undistributed net investment income, and $40,247,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $101,351,000 to offset taxable capital gains realized during the year ended September 30, 2005, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2005, the fund had $123,473,000 of ordinary income and $570,936,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $8,997,361,000, consisting of unrealized gains of $10,082,549,000 on securities that had risen in value since their purchase and $1,085,188,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the year ended September 30, 2005, the fund purchased $4,455,597,000 of investment securities and sold $3,077,554,000 of investment securities, other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at September 30, 2005, was $30,963,000, for which the fund received cash collateral of $33,236,000.

21

H.     Capital share transactions for each class of shares were:

	Year Ended September 30, 2005		September 1 to September 30, 2004		Year Ended August 31, 2004
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)

Investor Shares

Issued	2,112,455	34,784	134,763	2,387	3,737,544	69,694

Issued in Lieu of Cash Distributions	159,904	2,613	—	—	72,409	1,403

Redeemed[1]	(5,265,020)	(84,896)	(139,753)	(2,473)	(2,803,924)	(53,060)

Net Increase (Decrease)—Investor Shares	(2,992,661)	(47,499)	(4,990)	(86)	1,006,029	18,037

Admiral Shares

Issued	3,013,929	46,362	51,015	867	1,850,760	33,845

Issued in Lieu of Cash Distributions	33,026	520	—	—	13,269	248

Redeemed[1]	(473,249)	(7,435)	(30,789)	(525)	(672,225)	(11,927)

Net Increase (Decrease)—Admiral Shares	2,573,706	39,447	20,226	342	1,191,804	22,166

1 Net of redemption fees of $1,126,000, $106,000, and $2,129,000 (fund totals).

22

I.     Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Sept. 30, 2004 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Dividend Income ($000)	Sept. 30, 2005 Market Value ($000)

Adobe Systems, Inc.	881,951	—	50,320	445	1,019,557

Alaska Air Group, Inc.	62,941	—	—	—	73,812

AMR Corp.	68,169	—	—	—	103,974

Biogen Idec, Inc.	1,124,737	5,499	26,665	—	715,813

Citrix Systems, Inc.	170,382	538	—	—	245,115

Coherent, Inc.	44,098	—	8,499	—	n/a1

Delta Air Lines, Inc.	26,814	—	6,308	—	—

Granite Construction Co.	75,285	—	—	1,260	120,456

MacDermid, Inc.	49,261	—	—	374	44,668

Micron Technology, Inc.	523,312	—	76,348	—	485,615

Millipore Corp.	134,937	—	—	—	177,350

The Neiman Marcus Group, Inc. Class A	115,000	—	11,550	1,044	179,910

The Neiman Marcus Group, Inc .Class B	54,784	—	—	597	102,706

Noble Energy, Inc.	198,016	—	32,575	—	n/a1

Plantronics, Inc.	203,293	—	—	940	144,853

Pogo Producing Co.	154,687	—	—	815	192,144

Potash Corp. of Saskatchewan, Inc.	410,778	27,646	—	3,373	630,041

Robert Half International, Inc.	229,742	—	6,379	2,394	310,523

Tektronix, Inc.	220,434	—	—	1,591	167,265

	4,748,621			12,833	4,713,802

1 At September 30, 2005, the security is still held but the issuer is no longer an affiliated company of the fund.

23

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets, including the statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (the “Fund”) at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period from September 1, 2004 to September 30, 2004, and for the year ended August 31, 2004 and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $40,247,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $199,693,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares Periods Ended September 30, 2005	One Year [1]	Five Years	Ten Years
Returns Before Taxes	14.13%	0.62%	12.71%
Returns After Taxes on Distributions	14.01	0.18	11.76
Returns After Taxes on Distributions and Sale of Fund Shares	9.34	0.32	10.88

1	Total return figures do not reflect the 1% fee assessed on redemptions of shares held less than one year, or the 1% fee assessed until March 23, 2005, on shares purchased on or after April 23, 2001, and held for less than five years.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,082.54	$2.30
Admiral Shares	1,000.00	1,083.41	1.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.86	$2.23
Admiral Shares	1,000.00	1,023.61	1.47

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

1	These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.29% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

27

Trustees Renew Advisory Agreement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of PRIMECAP Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. PRIMECAP Management has over two decades of experience managing multi-capitalization growth portfolios. The fund is co-managed by five portfolio managers who collectively have over 90 years of experience with the firm. The five managers are supported by a deep team of financial analysts. The board noted that the firm is very healthy financially and has not lost an account since 2002.

The board concluded that PRIMECAP Management’s experience, stability, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. PRIMECAP Management has carried out its investment strategy in disciplined fashion, and the results provided by PRIMECAP Management have been strong, as the fund has outperformed all relevant benchmarks and peer groups since its inception. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost
The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

28

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds’ arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background
In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies
Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Vanguard PRIMECAP Fund charges a redemption fee on shares redeemed within one year of purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

29

Glossary

Beta.     A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate.     The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio.     The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings.     The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap.     An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio.     The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio.     The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.     A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity.     The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves.     The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate.     An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield.     A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

30

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard ™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with
Vanguard, and the ship logo are trademarks of
Direct Investor Account Services > 800-662-2739	The Vanguard Group, Inc.

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their
Text Telephone > 800-952-3335	respective owners.

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by	You can obtain a free copy of Vanguard's proxy voting
the fund's current prospectus	guidelines by visiting our website, www.vanguard.com,
and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112005

 Vanguard® Target Retirement Funds

> Annual Report

September 30, 2005

> Returns for the Target Retirement Funds ranged from 5.7% for the most income-oriented fund to 15.1% for the fund with the highest allocation to international and domestic stocks.

> International and domestic stock markets produced double-digit returns; bond returns were positive, but fairly modest in the wake of rising interest rates.

> Vanguard Inflation-Protected Securities Fund outperformed the broad bond market, improving returns for the three Target Retirement Funds that include this underlying fund.

Contents

Your Fund's Total Returns	1

Chairman's Letter	2

Target Retirement Income Fund	8

Target Retirement 2005 Fund	17

Target Retirement 2015 Fund	26

Target Retirement 2025 Fund	35

Target Retirement 2035 Fund	44

Target Retirement 2045 Fund	53

Your Fund's After-Tax Returns	64

About Your Fund's Expenses	65

Glossary	67

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005

Vanguard Target Retirement Income Fund	5.7%

Target Income Composite Index[1]	5.8

Target Income Composite Average[2]	5.7

Vanguard Target Retirement 2005 Fund	7.0%

Target 2005 Composite Index[1]	7.1

Target 2005 Composite Average[2]	7.3

Vanguard Target Retirement 2015 Fund	9.4%

Target 2015 Composite Index[1]	9.5

Target 2015 Composite Average[2]	9.9

Vanguard Target Retirement 2025 Fund	10.8%

Target 2025 Composite Index[1]	11.0

Target 2025 Composite Average[2]	11.4

Vanguard Target Retirement 2035 Fund	13.5%

Target 2035 Composite Index[1]	13.6

Target 2035 Composite Average[2]	14.2

Vanguard Target Retirement 2045 Fund	15.1%

Target 2045 Composite Index[1]	15.2

Target 2045 Composite Average[2]	15.8

1 Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the Morgan Stanley Capital International (MSCI) US Broad Market Index thereafter; for international stocks, the MSCI Europe, Australasia, Far East Index; for bonds, the Lehman Brothers Aggregate Bond Index and the Lehman Treasury Inflation Notes Index; and for short-term reserves, the Citigroup 3-Month Treasury Bill Index.
2 Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion with the target weighting of the appropriate Target Retirement Fund. Average returns for the comparable funds are derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

The six Vanguard Target Retirement Funds enjoyed a second year of positive performance, reflecting a generally favorable investment environment. Investment in international stock markets fared best during the 12 months ended September 30, 2005; returns for domestic stocks were strong; and bond returns were modest in the face of rising interest rates. The Target Retirement Funds produced gains in line with their respective allocations to each of these asset classes.

The table on page 1 compares the total returns (capital change plus reinvested distributions) of the funds and their benchmarks, which are weighted to reflect the appropriate asset allocation. The table on page 7 presents the funds’ starting and ending net asset values, distributions for the period, and annualized yields as of September 30. The yields ranged from 3.81% for the Target Retirement Income Fund, with its heavy bond allocation, to 2.04% for the Target Retirement 2045 Fund, whose bond weighting was about 12%.

Despite some economic bumps, stocks fared well

The U.S. stock market navigated through the 12 months to produce strong gains, although it encountered some occasional periods of weakness. Throughout the fiscal year, economic reports generally suggested a solid expansion, though several warning signals flared. Some analysts wondered whether consumers—the pillar of the

2

economy—could continue to withstand both persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina.

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 14.7%. Returns from both small- and mid-capitalization stocks outpaced those of large-capitalization issues. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those priced in expectation of above-average earnings growth). As noted, international stocks, particularly in emerging markets, delivered outstanding returns relative to those of U.S. stocks.

Bonds continued to show a ‘flattening’ yield curve

In the fixed income market, short-term interest rates rose sharply while rates of the longest-term bonds fell. This unusual pattern led to a “flattening” of the yield curve. Since bond prices move in the opposite direction from yields, this flattening resulted in weak returns for short-term bonds and respectable returns for long-term bonds.

The Federal Reserve Board raised its target federal funds rate eight times during the 12 months, for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves and serves as a proxy for money market rates, ended the period at 3.54%—more than double its initial 1.70% level. Meanwhile, the yield

Market Barometer	Average Annual Total Returns Periods Ended September 30, 2005
	One Year	Three Years	Five Years

Stocks

Russell 1000 Index (Large-caps)	14.3%	17.7%	-1.3%

Russell 2000 Index (Small-caps)	18.0	24.1	6.4

Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5

MSCI All Country World Index ex USA (International)	29.5	27.2	4.8

Bonds

Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%

Lehman Municipal Bond Index	4.0	4.2	6.3

Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3

CPI

Consumer Price Index	4.7%	3.2%	2.7%

3

of the 10-year Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, produced higher returns than Treasury and investment-grade corporate bonds.

The Target Retirement Funds met the goal of capturing market returns

Each of the Target Retirement Funds includes a mix of stock, bond, and (in two cases) money market funds that is appropriate for its target maturity date. Each fund is a basket of underlying Vanguard funds that provide the target asset mix. With the exception of the Target Retirement Income Fund, those weightings will shift toward a more income-oriented allocation as retirement nears.

Among the underlying Vanguard funds represented in the Target Retirement series, the best returns came from Vanguard European Stock Index Fund, Vanguard Total Stock Market Fund, and Vanguard Pacific Stock Index Fund, whose 12-month gains were 24.4%, 14.4%, and 29.0%, respectively. The smallest returns in the Target Retirement basket of funds came from Vanguard Prime Money Market Fund and Vanguard Total Bond Market Index Fund, earning 2.5% and 2.7%, respectively.

Performance among the Target Retirement Funds depended on where each fund stood on the time (and, thus, risk) spectrum. The longest-dated fund, Target Retirement 2045, is the most aggressively allocated, with

Asset Allocations at Inception[1] and on September 30, 2005
	Stocks[2]		Bonds		Short-Term Investments
	Inception	Sept. 30	Inception	Sept. 30	Inception	Sept. 30

Income[3]	20%	20%	75%	75%	5%	5%

2005	35	31	65	68	0	1

2015	50	48	50	52	0	0

2025	60	58	40	42	0	0

2035	80	76	20	24	0	0

2045	90	88	10	12	0	0

1 October 27, 2003.
2 As of September 30, international stock weightings for the 2015, 2025, 2035, and 2045 Funds were approximately 10%, 12%, 15%, and 18% of assets, respectively.
3 Allocations do not change.

about 18% of its assets in international stocks, 70% in U.S. stocks, and 12% in bonds as of September 30. Those proportions explain why its 15.1% gain was the best among the six Target Retirement Funds.

At the other end of the spectrum, with the highest exposure to bonds, the Target Retirement Income Fund gained 5.7%. Late in the fiscal year, interest rates began moving up across the board as inflation fears took root. Higher yields are good news for income-oriented funds in the long run; however, in the short term, they depress bond prices, reducing returns for bond fund investors. The Target Retirement Income Fund fared better than the broad bond market by virtue of its 20% stock weighting and its 25% holding in Vanguard Inflation-Protected Securities Fund. The latter fund seeks to insulate investors against the long-term effects of inflation and, in the short run, can provide a traditional fixed income portfolio with some protection from unexpected inflationary spikes.

The six funds’ asset weightings at inception and at the fiscal year-end are shown in the table on page 4.

Total Returns October 27, 2003[1]-September 30, 2005
	Average Annual Total Return	Final Value of a $10,000 Initial Investment
Vanguard Target Retirement Income Fund	6.2%	$11,223

Target Income Composite Index	6.3	11,244

Target Income Composite Average	5.9	11,166

Vanguard Target Retirement 2005 Fund	7.3	11,463

Target 2005 Composite Index	7.5	11,490

Target 2005 Composite Average	7.1	11,413

Vanguard Target Retirement 2015 Fund	9.1	11,817

Target 2015 Composite Index	9.2	11,841

Target 2015 Composite Average	8.7	11,749

Vanguard Target Retirement 2025 Fund	10.2	12,058

Target 2025 Composite Index	10.3	12,075

Target 2025 Composite Average	9.8	11,972

Vanguard Target Retirement 2035 Fund	12.2	12,474

Target 2035 Composite Index	12.3	12,500

Target 2035 Composite Average	11.6	12,364

Vanguard Target Retirement 2045 Fund	13.3	12,721

Target 2045 Composite Index	13.5	12,754

Target 2045 Composite Average	12.8	12,604

1 Inception

You have enough to do; let us manage your retirement funds

As mentioned above, five of Vanguard’s Target Retirement Funds will slowly march to a retirement-appropriate allocation of 75% bonds, 20% stocks, and 5% Vanguard Prime Money Market Fund—the allocation now held by the Target Retirement Income Fund. Along the way, the funds will largely rely on a highly efficient indexing approach, honed by Vanguard, to capture the returns of target stock and bond markets.

The effect of this extremely low-cost approach is reflected in the table on page 5: Each fund is within a hair of the performance of its benchmark index (which reflects market performance with no costs subtracted), and each is slightly ahead of the return for a composite of peer mutual funds. The peer funds are actively managed, so their performance will vary greatly relative to the indexes and to the Target Retirement Funds. The table covers only the funds’ two short years of existence; however, we expect the pattern of very competitive performance to prevail over the long term, due to the funds’ much lower expense ratios (see the table below).

This year marks the first “coming of age” among these funds: Target Retirement 2005. The fund is heading into “retirement” at a deliberate pace: It will not reach the allocation of the Target Retirement Income Fund for five more years. This schedule recognizes the long span of today’s retirement and the pursuant need to move slowly—but not completely—out of stocks and into bonds.

Expense Ratios Your fund compared with its composite peer group
	Fund	Average Weighted Expense Ratio[1]	Peer-Group Expense Ratio[2]

Income	0.00%	0.20%	1.07%

2005	0.00	0.20	1.07

2015	0.00	0.20	1.26

2025	0.00	0.20	1.32

2035	0.00	0.21	1.44

2045	0.00	0.21	1.50

1 For underlying funds; annualized.
2 Peer groups are (from top to bottom) the Target Income Composite Average, the Target 2005 Composite Average, the Target 2015 Composite Average, the Target 2025 Composite Average, the Target 2035 Composite Average, and the Target 2045 Composite Average. Each average is a blended composite that weights the return of the average comparable mutual fund for each asset class in proportion to the target weighting of the appropriate Target Retirement fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2004.

Rapidly changing markets affirm the need for long-term balance

The returns captured in the 12-month window of this report were anything but even. For the first six months of 2005, bonds outperformed stocks and international returns were negative. Over that time, the Target Retirement 2045 Fund had a negative return, and the Target Retirement Income Fund was the best performer—the reverse of the 12-month result. As an investor with a long-term perspective, you are no doubt aware of the folly of focusing on short periods. However, the year’s repeated changes in market leadership serve as a reminder of how quickly and how severely markets can change course.

In a year when war and weather dominated the news, the market’s shifts could be damaging to anyone who relied too heavily on one market segment. I hope you take comfort in knowing that, in this one investment, you have chosen a fund that at any given time—and over time—is balanced appropriately, given your target retirement time frame.

Thank you for investing with us for the long haul.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 17, 2005

Your Fund's Performance at a Glance September 30, 2004-September 30, 2005
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains	SEC Yield[1]

Income	$10.31	$10.52	$0.370	$0.004	3.81%

2005	10.65	11.14	0.240	0.004	3.47

2015	10.74	11.54	0.200	0.002	3.10

2025	10.82	11.80	0.180	0.002	2.83

2035	10.92	12.22	0.170	0.000	2.33

2045	10.98	12.47	0.160	0.000	2.04

1 Thirty-day advertised yield net of expenses at month-end.

Target Retirement Income Fund

Fund Profile
 As of September 30, 2005

Financial Attributes

Yield	3.8%

Expense Ratio	0%

Average Weighted Expense Ratio[1]	0.20%

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	49.8%

Inflation-Protected Securities Fund	24.9

Total Stock Market Index Fund	20.3

Prime Money Market Fund	5.0

Total	100.0%

Fund Asset Allocation

20% Stocks
75% Bonds
  5% Short-Term Reserves

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
See page 67 for a glossary of investment terms.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at ww.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2005

	Average Annual Total Returns Periods Ended September 30, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Target Retirement Income Fund	5.73%	6.18%	$11,223

Lehman Aggregate Bond Index	2.80	3.88	10,760

Target Income Composite Index[2]	5.76	6.28	11,244

Target Income Composite Average[3]	5.73	5.89	11,166

Total Investment Returns (%): October 27, 2003-September 30, 2005
Fiscal Year	Capital Return	Income Return	Total Return	Target Income Composite Index[2]

2004	3.3%	2.9%	6.2%	6.3%

2005	2.1	3.6	5.7	5.8

1 October 27, 2003.
2 The Target Income Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows: 50% Lehman Aggregate Bond Index, 25% Lehman Treasury Inflation Notes Index, 20% MSCI US Broad Market Index, and 5% Citigroup 3-Month Treasury Index. The MSCI US Broad Market Index replaced the Dow Jones Wilshire 5000 Index in the composite index on April 23, 2005.
3 The Target Income Composite Average is derived by applying the fund’s target allocation to a set of peer-group averages, weighted as follows: 50% average fixed income fund, 25% average Treasury inflation-protected securities fund, 20% average general equity fund, and 5% average money market fund. Derived from data provided by Lipper Inc.
See Financial Highlights table on page 14 for dividend and capital gains information.

Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (100%)

U.S. Stock Funds (20.3%)

Vanguard Total Stock Market Index Fund Investor Shares	4,530,322	133,690

Vanguard Total Stock Market VIPERs	33,779	4,102

Bond Funds (74.7%)

Vanguard Total Bond Market Index Fund Investor Shares	33,365,491	337,325

Vanguard Inflation-Protected Securities Fund Investor Shares	13,502,293	168,508

Money Market Fund (5.0%)

Vanguard Prime Money Market Fund Investor Shares	33,975,827	33,976

Total Investment Companies
(Cost $671,255)		677,601

Other Assets and Liabilities (0.0%)

Other Assets		3,799

Liabilities		(4,161)

		(362)
Net Assets (100%)

Applicable to 64,391,255 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)		677,239

Net Asset Value Per Share		$10.52

Target Retirement Income Fund

At September 30, 2005, net assets consisted of:[1]
	Amount ($000)	Per Share

Paid-in Capital	669,304	$10.39

Undistributed Net Investment Income	560.01

Accumulated Net Realized Gains	1,029.02

Unrealized Appreciation	6,346.10

Net Assets	677,239	$10.52

• See Note A in Notes to Financial Statements.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement Income Fund

Statement of Operations

Year Ended September 30, 2005 ($000)

Investment Income

Income

Income Distributions Received	18,706

Net Investment Income--Note B	18,706

Realized Net Gain (Loss)

Capital Gain Distributions Received	1,046

Investment Securities Sold	(1)

Realized Net Gain (Loss)	1,045

Change in Unrealized Appreciation (Depreciation) of Investment Securities	5,105

Net Increase (Decrease) in Net Assets Resulting from Operations	24,856

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended Sept. 30, 2005 ($000)	Sept. 1, 2004, to Sept. 30, 2004[1] ($000)	Oct. 27, 2003[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	18,706	1,763	3,992

Realized Net Gain (Loss)	1,045	--	190

Change in Unrealized Appreciation (Depreciation)	5,105	(261)	1,502

Net Increase (Decrease) in Net Assets

Resulting from Operations	24,856	1,502	5,684

Distributions

Net Investment Income	(18,511)	(2,397)	(2,993)

Realized Capital Gain[3]	(151)	--	(55)

Total Distributions	(18,662)	(2,397)	(3,048)

Capital Share Transactions--Note E

Issued	449,883	20,416	327,967

Issued in Lieu of Cash Distributions	16,696	2,136	2,714

Redeemed	(110,338)	(3,850)	(36,320)

Net Increase (Decrease) from Capital Share Transactions	356,241	18,702	294,361

Total Increase (Decrease)	362,435	17,807	296,997

Net Assets

Beginning of Period	314,804	296,997	--

End of Period[4]	677,239	314,804	296,997

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Includes fiscal 2005 and 2004 short-term gain distributions of $0 and $55,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Including undistributed net investment income of $560,000, $365,000, and $999,000.

Target Retirement Income Fund

Financial Highlights

	Year Ended Sept. 30,	Sept. 1, 2004, to Sept. 30,	Oct. 27, 20032 to Aug. 31,
For a Share Outstanding Throughout Each Period	2005	2004[1]	2004

Net Asset Value, Beginning of Period	$10.31	$10.34	$10.00

Investment Operations

Net Investment Income	.399[3]	.06	.235

Capital Gain Distributions Received	.022[3]	--	.015

Net Realized and Unrealized Gain (Loss) on Investments	.163	(.01)	.310

Total from Investment Operations	.584	.05	.560

Distributions

Dividends from Net Investment Income	(.370)	(.08)	(.205)

Distributions from Realized Capital Gains	(.004)	--	(.015)

Total Distributions	(.374)	(.08)	(.220)

Net Asset Value, End of Period	$10.52	$10.31	$10.34

Total Return	5.73%	0.48%	5.65%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$677	$315	$297

Ratio of Expenses to Average Net Assets--Note B	0%[4]	0%	0%

Ratio of Net Investment Income to Average Net Assets	3.80%	3.96%[5]	3.62%[5]

Portfolio Turnover Rate	0%	0%	1%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.20%.
5 Annualized. See accompanying notes, which are an integral part of the financial statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, bonds, and short-term reserves. The Target Retirement Income Fund’s allocation of assets is expected to remain stable over time.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER® Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended September 30, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2005, the fund had $757,000 of ordinary income and $833,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $6,345,000, consisting of unrealized gains of $11,216,000 on securities that had risen in value since their purchase and $4,871,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement Income Fund

D. During the year ended September 30, 2005, the fund purchased $358,946,000 of investment securities and sold $1,716,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 2003[2] to Aug. 31, 2004
	Shares (000)

Issued	42,786	1,970	32,002

Issued in Lieu of Cash Distributions	1,592	207	266

Redeemed	(10,507)	(371)	(3,554)

Net Increase (Decrease) in Shares Outstanding	33,871	1,806	28,714

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.

Target Retirement 2005 Fund

Fund Profile
As of September 30, 2005

Financial Attributes

Yield	3.5%

Expense Ratio	0%

Average Weighted Expense Ratio1	0.20%

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	49.7%

Total Stock Market Index Fund	31.3

Inflation-Protected Securities Fund	17.6

Prime Money Market Fund	1.4

Total	100.0%

Fund Asset Allocation

31% Stocks
68% Bonds
 1% Short-Term Reserves

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
See page 67 for a glossary of investment terms.

Target Retirement 2005 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2005

	Average Annual Total Returns Periods Ended September 30, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Target Retirement 2005 Fund	6.96%	7.35%	$11,463

Dow Jones Wilshire 5000 Index	14.65	12.98	12,650

Target 2005 Composite Index[2]	7.07	7.48	11,490

Target 2005 Composite Average[3]	7.27	7.10	11,413

Total Investment Returns (%): October 27, 2003-September 30, 2005
Fiscal Year	Capital Return	Income Return	Total Return	Target 2005 Composite Index[2]

2004	6.6%	0.6%	7.2%	7.3%

2005	4.6	2.4	7.0	7.1

1 October 27, 2003.
2 The Target 2005 Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows at the fiscal year-end: 50% Lehman Aggregate Bond Index, 31% MSCI US Broad Market Index, 18% Lehman Treasury Inflation Notes Index, and 1% Citigroup 3-Month Treasury Index. The MSCI US Broad Market Index replaced the Dow Jones Wilshire 5000 Index in the composite index on April 23, 2005. The composite index changes over time with the fund’s asset allocation.
3 The Target 2005 Composite Average is derived by applying the fund’s target allocation to a set of peer-group averages, weighted as follows at the fiscal year-end: 50% average fixed income fund, 31% average general equity fund, 18% average Treasury inflation-protected securities fund, and 1% average money market fund. The composite average changes over time with the fund’s asset allocation. Derived from data provided by Lipper Inc.
See Financial Highlights table on page 23 for dividend and capital gains information.

Target Retirement 2005 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (100.3%)

U.S. Stock Funds (31.4%)
Vanguard Total Stock Market Index Fund Investor Shares	6,599,760	194,759

Vanguard Total Stock Market VIPERs	77,656	9,430

Bond Funds (67.3%)
Vanguard Total Bond Market Index Fund Investor Shares	31,997,426	323,494

Vanguard Inflation-Protected Securities Fund Investor Shares	9,193,664	114,737

Money Market Funds (1.6%)
Vanguard Prime Money Market Fund Investor Shares	9,109,241	9,109

Vanguard Market Liquidity Fund, 3.74%[1]	1,466,493	1,466

Total Investment Companies
(Cost $642,621)		652,995
Other Assets and Liabilities (-0.3%)

Other Assets		4,660

Liabilities		(6,885)
		(2,225)

Net Assets (100%)

Applicable to 58,427,056 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)		650,770

Net Asset Value Per Share		$11.14

Target Retirement 2005 Fund

At September 30, 2005, net assets consisted of:[2]
	Amount ($000)	Per Share

Paid-in Capital	627,895	$10.74

Undistributed Net Investment Income	12,074.21

Accumulated Net Realized Gains	427.01

Unrealized Appreciation	10,374.18

Net Assets	650,770	$11.14

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2005 Fund

Statement of Operations

Year Ended September 30, 2005 ($000)

Investment Income

Income

Income Distributions Received	14,866

Net Investment Income--Note B	14,866

Realized Net Gain (Loss)

Capital Gain Distributions Received	585

Investment Securities Sold	(142)

Realized Net Gain (Loss)	443

Change in Unrealized Appreciation (Depreciation) of Investment Securities	9,560

Net Increase (Decrease) in Net Assets Resulting from Operations	24,869

Target Retirement 2005 Fund

Statement of Changes in Net Assets

	Year Ended Sept. 30, 2005 ($000)	Sept. 1, 2004, to Sept. 30, 2004[1] ($000)	Oct. 27, 2003[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	14,866	1,144	2,942

Realized Net Gain (Loss)	443	--	125

Change in Unrealized Appreciation (Depreciation)	9,560	404	410

Net Increase (Decrease) in Net Assets

Resulting from Operations	24,869	1,548	3,477

Distributions

Net Investment Income	(6,718)	--	(160)

Realized Capital Gain[3]	(112)	--	(29)

Total Distributions	(6,830)	--	(189)

Capital Share Transactions--Note E

Issued	485,535	19,802	241,347

Issued in Lieu of Cash Distributions	6,633	--	186

Redeemed	(96,913)	(2,374)	(26,321)

Net Increase (Decrease) from Capital Share Transactions	395,255	17,428	215,212

Total Increase (Decrease)	413,294	18,976	218,500

Net Assets

Beginning of Period	237,476	218,500	--

End of Period4	650,770	237,476	218,500

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Includes fiscal 2005 and 2004 short-term gain distributions of $0 and $29,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
4 Including undistributed net investment income of $12,074,000, $3,926,000, and $2,782,000.

Target Retirement 2005 Fund

Financial Highlights

	Year Ended Sept. 30,	Sept. 1, 2004, to Sept. 30,	Oct. 27, 2003[2] to Aug. 31,
For a Share Outstanding Throughout Each Period	2005	2004[1]	2004

Net Asset Value, Beginning of Period	$10.65	$10.58	$10.00

Investment Operations

Net Investment Income	.388[3]	.05	.185

Capital Gain Distributions Received	.015[3]	--	.010

Net Realized and Unrealized Gain (Loss) on Investments	.331	.02	.450

Total from Investment Operations	.734	.07	.645

Distributions

Dividends from Net Investment Income	(.240)	--	(.055)

Distributions from Realized Capital Gains	(.004)	--	(.010)

Total Distributions	(.244)	--	(.065)

Net Asset Value, End of Period	$11.14	$10.65	$10.58

Total Return	6.96%	0.66%	6.47%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$651	$237	$219

Ratio of Expenses to Average Net Assets--Note B	0%[4]	0%	0%

Ratio of Net Investment Income to Average Net Assets	3.57%	3.57%[5]	3.31%[5]

Portfolio Turnover Rate	4%	0%	2%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.20%.
5 Annualized.
See accompanying notes, which are an integral part of the financial statements.

Target Retirement 2005 Fund

Notes to Financial Statements

Vanguard Target Retirement 2005 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended September 30, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2005, the fund had $12,189,000 of ordinary income and $469,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $10,216,000, consisting of unrealized gains of $14,529,000 on securities that had risen in value since their purchase and $4,313,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2005 Fund

D. During the year ended September 30, 2005, the fund purchased $420,131,000 of investment securities and sold $15,554,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 2003[2] to Aug. 31, 2004
		Shares (000)

Issued	44,377	1,860	23,171

Issued in Lieu of Cash Distributions	613	--	18

Redeemed	(8,859)	(223)	(2,529)

Net Increase (Decrease) in Shares Outstanding	36,131	1,637	20,660

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30,2004.
2 Inception.

Target Retirement 2015 Fund

Fund Profile
As of September 30, 2005

Financial Attributes

Yield	3.1%

Expense Ratio	0%

Average Weighted Expense Ratio[1]	0.20%

Allocation to Underlying Vanguard Funds

Total Bond Market Index Fund	49.7%

Total Stock Market Index Fund	37.9

European Stock Index Fund	6.5

Pacific Stock Index Fund	3.1

Inflation-Protected Securities Fund	2.8

Total	100.0%

Fund Asset Allocation

48% Stocks
52% Bonds

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
See page 67 for a glossary of investment terms.

Taget Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2005

	Average Annual Total Returns Periods Ended September 30, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Target Retirement 2015 Fund	9.40%	9.06%	$11,817

Dow Jones Wilshire 5000 Index	14.65	12.98	12,650

Target 2015 Composite Index[2]	9.53	9.17	11,841

Target 2015 Composite Average[3]	9.87	8.73	11,749

Total Investment Returns (%): October 27, 2003-September 30, 2005
Fiscal Year	Capital Return	Income Return	Total Return	Target 2015 Composite Index[2]

2004	7.4%	0.6%	8.0%	8.1%

2005	7.5	1.9	9.4	9.5

1 October 27, 2003.
2 The Target 2015 Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows at the fiscal year-end: 50% Lehman Aggregate Bond Index, 38% MSCI US Broad Market Index, 9% MSCI EAFE Index, and 3% Lehman Treasury Inflation Notes Index. The MSCI US Broad Market Index replaced the Dow Jones Wilshire 5000 Index in the composite index on April 23, 2005. The composite index changes over time with the fund’s asset allocation.
3 The Target 2015 Composite Average is derived by applying the fund’s target allocation to a set of peer-group averages, weighted as follows at the fiscal year-end: 50% average fixed income fund, 38% average general equity fund, 9% average international fund, and 3% average Treasury inflation-protected securities fund. The composite average changes over time with the fund’s asset allocation. Derived from data provided by Lipper Inc.
See Financial Highlights table on page 32 for dividend and capital gains information.

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (99.8%)

U.S. Stock Funds (37.8%)

Vanguard Total Stock Market Index Fund Investor Shares	22,273,751	657,299

Vanguard Total Stock Market VIPERs	216,241	26,258

International Stock Funds (9.6%)

Vanguard European Stock Index Fund Investor Shares	4,228,336	117,971

Vanguard Pacific Stock Index Fund Investor Shares	5,176,879	55,030

Bond Funds (52.4%)

Vanguard Total Bond Market Index Fund Investor Shares	88,473,763	894,470

Vanguard Inflation-Protected Securities Fund Investor Shares	4,023,501	50,213

Total Investment Companies

(Cost $1,747,755)		1,801,241

Other Assets and Liabilities (0.2%)

Other Assets		18,396

Liabilities		(15,382)

		3,014
Net Assets (100%)

Applicable to 156,322,999 outstanding $.001 par value shares

of beneficial interest (unlimited authorization)		1,804,255

Net Asset Value Per Share		$11.54

Target Retirement 2015 Fund

At September 30, 2005, net assets consisted of:[1]
	Amount ($000)	Per Share

Paid-in Capital	1,724,038	$11.03

Undistributed Net Investment Income	26,388.17

Accumulated Net Realized Gains	343	--

Unrealized Appreciation	53,486.34

Net Assets	1,804,255	$11.54

• See Note A in Notes to Financial Statements.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2015 Fund

Statementof Operations

Year Ended September 30, 2005 ($000)

Investment Income

Income

Income Distributions Received	32,748

Net Investment Income--Note B	32,748

Realized Net Gain (Loss)

Capital Gain Distributions Received	392

Investment Securities Sold	(73)

Realized Net Gain (Loss)	319

Change in Unrealized Appreciation (Depreciation) of Investment Securities	51,376

Net Increase (Decrease) in Net Assets Resulting from Operations	84,443

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended Sept. 30, 2005 ($000)	Sept. 1, 2004, to Sept. 30, 2004[1] ($000)	Oct. 27, 2003[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	32,748	1,527	4,298

Realized Net Gain (Loss)	319	--	144

Change in Unrealized Appreciation (Depreciation)	51,376	2,899	(789)

Net Increase (Decrease) in Net Assets

Resulting from Operations	84,443	4,426	3,653

Distributions

Net Investment Income	(11,959)	--	(226)

Realized Capital Gain	(120)	--	--

Total Distributions	(12,079)	--	(226)

Capital Share Transactions--Note E

Issued	1,399,102	42,483	450,587

Issued in Lieu of Cash Distributions	11,936	--	223

Redeemed	(148,714)	(4,572)	(27,007)

Net Increase (Decrease) from Capital Share Transactions	1,262,324	37,911	423,803

Total Increase (Decrease)	1,334,688	42,337	427,230

Net Assets

Beginning of Period	469,567	427,230	--

End of Period[3]	1,804,255	469,567	427,230

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Including undistributed net investment income of $26,388,000, $5,599,000, and $4,072,000.

Target Retirement 2015 Fund

Financial Highlights

	Year Ended Sept. 30,	Sept. 1, 2004, to Sept. 30,	Oct. 27, 2003[2] to Aug. 31,
For a Share Outstanding Throughout Each Period	2005	2004[1]	2004

Net Asset Value, Beginning of Period	$10.74	$10.63	$10.00

Investment Operations

Net Investment Income	.346[3]	.03	.16

Capital Gain Distributions Received	.004[3]	--	--

Net Realized and Unrealized Gain (Loss) on Investments	.652	.08	.53

Total from Investment Operations	1.002	.11	.69

Distributions

Dividends from Net Investment Income	(.200)	--	(.06)

Distributions from Realized Capital Gains	(.002)	--	--

Total Distributions	(.202)	--	(.06)

Net Asset Value, End of Period	$11.54	$10.74	$10.63

Total Return	9.40%	1.03	6.92%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,804	$470	$427

Ratio of Expenses to Average Net Assets--Note B	0%[4]	0	0%

Ratio of Net Investment Income to Average Net Assets	3.11%	2.85%[5]	2.69%[5]

Portfolio Turnover Rate	1%	0	1%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.20%.
5 Annualized.
See accompanying notes, which are an integral part of the financial statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended September 30, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2005, the fund had $26,454,000 of ordinary income and $369,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $53,393,000, consisting of unrealized gains of $64,647,000 on securities that had risen in value since their purchase and $11,254,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2015 Fund

D. During the year ended September 30, 2005, the fund purchased $1,285,544,000 of investment securities and sold $5,590,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 20032 to Aug. 31, 2004
		Shares (000)

Issued	124,762	3,962	42,737

Issued in Lieu of Cash Distributions	1,071	--	22

Redeemed	(13,239)	(426)	(2,565)

Net Increase (Decrease) in Shares Outstanding	112,594	3,536	40,194

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.

Target Retirement 2025 Fund

Fund Profile
As of September 30, 2005

Financial Attributes

Yield	2.8%

Expense Ratio	0%

Average Weighted Expense Ratio[1]	0.20%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	46.4%

Total Bond Market Index Fund	41.8

European Stock Index Fund	8.0

Pacific Stock Index Fund	3.8

Total	100.0%

Fund Asset Allocation

58% Stocks
42% Bonds

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
See page 67 for a glossary of investment terms.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2005

	Average Annual Total Returns Periods Ended September 30, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Target Retirement 2025 Fund	10.80%	10.21%	$12,058

Dow Jones Wilshire 5000 Index	14.65	12.98	12,650

Target 2025 Composite Index[2]	10.96	10.28	12,075

Target 2025 Composite Average[3]	11.38	9.79	11,972

Total Investment Returns (%): October 27, 2003-September 30, 2005
Fiscal Year	Capital Return	Income Return	Total Return	Target 2025 Composite Index[2]

2004	8.2%	0.6%	8.8%	8.8%

2005	9.1	1.7	10.8	11.0

1 October 27, 2003.
2 The Target 2025 Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows at the fiscal year-end: 46% MSCI US Broad Market Index, 42% Lehman Aggregate Bond Index, and 12% MSCI EAFE Index. The MSCI US Broad Market Index replaced the Dow Jones Wilshire 5000 Index in the composite index on April 23, 2005. The composite index changes over time with the fund’s asset allocation.
3 The Target 2025 Composite Average is derived by applying the fund’s target allocation to a set of peer-group averages, weighted as follows at the fiscal year-end: 46% average general equity fund, 42% average fixed income fund, and 12% average international fund. The composite average changes over time with the fund’s asset allocation. Derived from data provided by Lipper Inc.
See Financial Highlights table on page 41 for dividend and capital gains information.

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (99.9%)

U.S. Stock Funds (46.3%)

Vanguard Total Stock Market Index Fund Investor Shares	29,527,641	871,361

Vanguard Total Stock Market VIPERs	334,292	40,593

International Stock Funds (11.8%)

Vanguard European Stock Index Fund Investor Shares	5,656,507	157,816

Vanguard Pacific Stock Index Fund Investor Shares	6,978,702	74,184

Bond Funds (41.8%)

Vanguard Total Bond Market Index Fund Investor Shares	81,337,361	822,321

Total Investment Companies (Cost $1,896,649)		1,966,275

Other Assets and Liabilities (0.1%)

Other Assets		14,666

Liabilities		(12,898)

		1,768

Net Assets (100%)

Applicable to 166,760,872 outstanding $.001 par value shares

of beneficial interest (unlimited authorization)		1,968,043

Net Asset Value Per Share		$11.80

Target Retirement 2025 Fund

At September 30, 2005, net assets consisted of:[1]
	Amount ($000)	Per Share

Paid-in Capital	1,874,386	$11.24

Undistributed Net Investment Income	23,844.14

Accumulated Net Realized Gains	187	--

Unrealized Appreciation	69,626.42

Net Assets	1,968,043	$11.80

• See Note A in Notes to Financial Statements.
1 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2025 Fund

Statement of Operations

Year Ended September 30, 2005 ($000)

Investment Income

Income

Income Distributions Received	30,017

Net Investment Income--Note B	30,017

Realized Net Gain (Loss)

Capital Gain Distributions Received	238

Investment Securities Sold	(25)

Realized Net Gain (Loss)	213

Change in Unrealized Appreciation (Depreciation) of Investment Securities	66,626

Net Increase (Decrease) in Net Assets Resulting from Operations	96,856

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended Sept. 30, 2005 ($000)	Sept. 1, 2004, to Sept. 30, 2004[1] ($000)	Oct. 27, 2003[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	30,017	1,484	2,973

Realized Net Gain (Loss)	213	--	91

Change in Unrealized Appreciation (Depreciation)	66,626	4,043	(1,043)

Net Increase (Decrease) in Net Assets

Resulting from Operations	96,856	5,527	2,021

Distributions

Net Investment Income	(10,500)	--	(130)

Realized Capital Gain	(117)	--	--

Total Distributions	(10,617)	--	(130)

Capital Share Transactions--Note E

Issued	1,538,295	39,946	468,197

Issued in Lieu of Cash Distributions	10,564	--	130

Redeemed	(162,366)	(2,950)	(17,430)

Net Increase (Decrease) from Capital Share Transactions	1,386,493	36,996	450,897

Total Increase (Decrease)	1,472,732	42,523	452,788

Net Assets

Beginning of Period	495,311	452,788	--

End of Period[3]	1,968,043	495,311	452,788

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Including undistributed net investment income of $23,844,000, $4,327,000, and $2,843,000.

Target Retirement 2025 Fund

Financial Highlights

	Year Ended Sept. 30,	Sept. 1, 2004, to Sept. 30,	Oct. 27, 2003[2] to Aug. 31,
For a Share Outstanding Throughout Each Period	2005	2004[1]	2004

Net Asset Value, Beginning of Period	$10.82	$10.69	$10.00

Investment Operations

Net Investment Income	.320[3]	.02	.13

Capital Gain Distributions Received	.003[3]	--	--

Net Realized and Unrealized Gain (Loss) on Investments	.839	.11	.62

Total from Investment Operations	1.162	.13	.75

Distributions

Dividends from Net Investment Income	(.180)	--	(.06)

Distributions from Realized Capital Gains	(.002)	--	--

Total Distributions	(.182)	--	(.06)

Net Asset Value, End of Period	$11.80	$10.82	$10.69

Total Return	10.80%	1.22	7.52%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,968	$495	$453

Ratio of Expenses to Average Net Assets--Note B	0%[4]	0	0%

Ratio of Net Investment Income to Average Net Assets	2.84%	2.55%[5]	2.33%[5]

Portfolio Turnover Rate	2%	0	3%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.20%.
5 Annualized. See accompanying notes, which are an integral part of the financial statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended September 30, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2005, the fund had $23,886,000 of ordinary income and $213,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $69,558,000, consisting of unrealized gains of $79,643,000 on securities that had risen in value since their purchase and $10,085,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2025 Fund

D. During the year ended September 30, 2005, the fund purchased $1,427,537,000 of investment securities and sold $23,089,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 2003[2] to Aug. 31, 2004
		Shares (000)

Issued	134,291	3,701	43,992

Issued in Lieu of Cash Distributions	930	--	12

Redeemed	(14,252)	(273)	(1,640)

Net Increase (Decrease) in Shares Outstanding	120,969	3,428	42,364

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.

Target Retirement 2035 Fund

Fund Profile
 As of September 30, 2005

Financial Attributes

Yield	2.3%

Expense Ratio	0%

Average Weighted Expense Ratio[1]	0.21%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	60.7%

Total Bond Market Index Fund	23.8

European Stock Index Fund	10.5

Pacific Stock Index Fund	5.0

Total	100.0%

Fund Asset Allocation

76% Stocks
24% Bonds

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
See page 67 for a glossary of investment terms.

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2005

	Average Annual Total Returns Periods Ended September 30, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Target Retirement 2035 Fund	13.53%	12.16%	$12,474

Dow Jones Wilshire 5000 Index	14.65	12.98	12,650

Target 2035 Composite Index[2]	13.63	12.28	12,500

Target 2035 Composite Average[3]	14.18	11.65	12,364

Total Investment Returns (%): October 27, 2003-September 30, 2005
Fiscal Year	Capital Return	Income Return	Total Return	Target 2035 Composite Index[2]

2004	9.2%	0.7%	9.9%	9.9%

2005	11.9	1.6	13.5	13.6

1 October 27, 2003.
2 The Target 2035 Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows at the fiscal year-end: 61% MSCI US Broad Market Index, 24% Lehman Aggregate Bond Index, and 15% MSCI EAFE Index. The MSCI US Broad Market Index replaced the Dow Jones Wilshire 5000 Index in the composite index on April 23, 2005. The composite index changes over time with the fund’s asset allocation.
3 The Target 2035 Composite Average is derived by applying the fund’s target allocation to a set of peer-group averages, weighted as follows at the fiscal year-end: 61% average general equity fund, 24% average fixed income fund, and 15% average international fund. The composite average changes over time with the fund’s asset allocation. Derived from data provided by Lipper Inc.
See Financial Highlights table on page 50 for dividend and capital gains information.

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
 As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (99.8%)

U.S. Stock Funds (60.6%)

Vanguard Total Stock Market Index Fund Investor Shares	21,498,481	634,420

Vanguard Total Stock Market VIPERs	227,819	27,664

International Stock Funds (15.4%)

Vanguard European Stock Index Fund Investor Shares	4,090,455	114,123

Vanguard Pacific Stock Index Fund Investor Shares	5,082,099	54,023

Bond Funds (23.7%)

Vanguard Total Bond Market Index Fund Investor Shares	25,639,012	259,210

Money Market Fund (0.1%)

Vanguard Market Liquidity Fund, 3.744%[1]	398,739	399

Total Investment Companies
(Cost $1,035,693)		1,089,839

Other Assets and Liabilities (0.2%)

Other Assets		8,228

Liabilities		(6,398)

		1,830
Net Assets (100%)

Applicable to 89,341,228 outstanding $.001 par value shares

of beneficial interest (unlimited authorization)		1,091,669

Net Asset Value Per Share		$12.22

Target Retirement 2035 Fund

At September 30, 2005, net assets consisted of:[2]
	Amount ($000)	Per Share

Paid-in Capital	1,026,992	$11.49

Undistributed Net Investment Income	10,454.12

Accumulated Net Realized Gains	77	--

Unrealized Appreciation	54,146.61

Net Assets	1,091,669	$12.22

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2035 Fund

Statement of Operations

Year Ended September 30, 2005 ($000)

Investment Income

Income

Income Distributions Received	13,841

Net Investment Income--Note B	13,841

Realized Net Gain (Loss)

Capital Gain Distributions Received	70

Investment Securities Sold	(16)

Realized Net Gain (Loss)	54

Change in Unrealized Appreciation (Depreciation) of Investment Securities	52,546

Net Increase (Decrease) in Net Assets Resulting from Operations	66,441

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended Sept. 30, 2005 ($000)	Sept. 1, 2004, to Sept. 30, 2004[1] ($000)	Oct. 27, 2003[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	13,841	667	1,061

Realized Net Gain (Loss)	54	--	23

Change in Unrealized Appreciation (Depreciation)	52,546	2,603	(1,003)

Net Increase (Decrease) in Net Assets

Resulting from Operations	66,441	3,270	81

Distributions

Net Investment Income	(5,025)	--	(90)

Realized Capital Gain	--	--	--

Total Distributions	(5,025)	--	(90)

Capital Share Transactions--Note E

Issued	862,555	23,874	220,339

Issued in Lieu of Cash Distributions	5,015	--	90

Redeemed	(73,460)	(2,019)	(9,402)

Net Increase (Decrease) from Capital Share Transactions	794,110	21,855	211,027

Total Increase (Decrease)	855,526	25,125	211,018

Net Assets

Beginning of Period	236,143	211,018	--

End of Period[3]	1,091,669	236,143	211,018

1 The fund’s fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Including undistributed net investment income of $10,454,000, $1,638,000, and $971,000.

Target Retirement 2035 Fund

Financial Highlights

	Year Ended Sept. 30,	Sept. 1, 2004, to Sept. 30,	Oct. 27, 2003[2] to Aug. 31,
For a Share Outstanding Throughout Each Period	2005	2004[1]	2004

Net Asset Value, Beginning of Period	$10.92	$10.76	$10.00

Investment Operations

Net Investment Income	.27[3]	.03	.115

Capital Gain Distributions Received	--	--	--

Net Realized and Unrealized Gain (Loss) on Investments	1.20	.13	.710

Total from Investment Operations	1.47	.16	.825

Distributions

Dividends from Net Investment Income	(.17)	--	(.065)

Distributions from Realized Capital Gains	--	--	--

Total Distributions	(.17)	--	(.065)

Net Asset Value, End of Period	$12.22	$10.92	$10.76

Total Return	13.53%	1.49%	8.27%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$1,092	$236	$211

Ratio of Expenses to Average Net Assets--Note B	0%[4]	0%	0%

Ratio of Net Investment Income to Average Net Assets	2.33%	1.97%[5]	1.70%[5]

Portfolio Turnover Rate	0%	0%	2%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.21%.
5 Annualized.
See accompanying notes, which are an integral part of the financial statements.

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended September 30, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2005, the fund had $10,494,000 of ordinary income and $80,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $54,103,000, consisting of unrealized gains of $57,087,000 on securities that had risen in value since their purchase and $2,984,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2035 Fund

D. During the year ended September 30, 2005, the fund purchased $803,848,000 of investment securities and sold $2,856,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 2003[2] to Aug. 31, 2004
		Shares (000)

Issued	73,546	2,190	20,480

Issued in Lieu of Cash Distributions	428	--	9

Redeemed	(6,256)	(185)	(871)

Net Increase (Decrease) in Shares Outstanding	67,718	2,005	19,618

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.

Target Retirement 2045 Fund

Fund Profile
 As of September 30, 2005

Financial Attributes

Yield	2.0%

Expense Ratio	0%

Average Weighted Expense Ratio[1]	0.21%

Allocation to Underlying Vanguard Funds

Total Stock Market Index Fund	70.4%

European Stock Index Fund	12.0

Total Bond Market Index Fund	12.0

Pacific Stock Index Fund	5.6

Total	100.0%

Fund Asset Allocation

88% Stocks
12% Bonds

Equity Investment Focus

Fixed Income Investment Focus

1 For underlying funds; annualized.
See page 67 for a glossary of investment terms.

Target Retirement 2045 Fund

 Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003–September 30, 2005

	Average Annual Total Returns Periods Ended September 30, 2005		Final Value of a $10,000
	One Year	Since Inception[1]	Investment

Target Retirement 2045 Fund	15.09%	13.31%	$12,721

Dow Jones Wilshire 5000 Index	14.65	12.98	12,650

Target 2045 Composite Index[2]	15.18	13.46	12,754

Target 2045 Composite Average[3]	15.82	12.77	12,604

Total Investment Returns (%): October 27, 2003-September 30, 2005
Fiscal Year	Capital Return	Income Return	Total Return	Target 2045 Composite Index[2]

2004	9.8%	0.7%	10.5%	10.6%

2005	13.6	1.5	15.1	15.2

1 October 27, 2003.
2 The Target 2045 Composite Index is derived by applying the fund’s target allocation to a set of unmanaged benchmarks, weighted as follows at the fiscal year-end: 70% MSCI US Broad Market Index, 18% MSCI EAFE Index, and 12% Lehman Aggregate Bond Index. The MSCI US Broad Market Index replaced the Dow Jones Wilshire 5000 Index in the composite index on April 23, 2005. The composite index changes over time with the fund’s asset allocation.
3 The Target 2045 Composite Average is derived by applying the fund’s target allocation to a set of peer-group averages, weighted as follows at the fiscal year-end: 70% average general equity fund, 18% average international fund, and 12% average fixed income fund. The composite average changes over time with the fund’s asset allocation. Derived from data provided by Lipper Inc.
See Financial Highlights table on page 59 for dividend and capital gains information.

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
 As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Investment Companies (100.4%)

U.S. Stock Funds (70.1%)

Vanguard Total Stock Market Index Fund Investor Shares	11,166,069	329,511

Vanguard Total Stock Market VIPERs	127,463	15,478

International Stock Funds (17.6%)

Vanguard European Stock Index Fund Investor Shares	2,114,639	58,998

Vanguard Pacific Stock Index Fund Investor Shares	2,602,889	27,669

Bond Funds (12.1%)

Vanguard Total Bond Market Index Fund Investor Shares	5,845,904	59,102

Money Market Fund (0.6%)

Vanguard Market Liquidity Fund, 3.744%1	3,084,351	3,084

Total Investment Companies
(Cost $469,080)		493,842

Other Assets and Liabilities (-0.4%)

Other Assets		6,350

Liabilities		(8,190)

		(1,840)
Net Assets (100%)

Applicable to 39,452,158 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)		492,002

Net Asset Value Per Share		$12.47

Target Retirement 2045 Fund

At September 30, 2005, net assets consisted of:[2]
	Amount ($000)	Per Share

Paid-in Capital	463,787	$11.76

Undistributed Net Investment Income	3,693.09

Accumulated Net Realized Losses	(240)	(.01)

Unrealized Appreciation	24,762.63

Net Assets	492,002	$12.47

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Target Retirement 2045 Fund

Statement of Operations

Year Ended September 30, 2005 ($000)

Investment Income

Income

Income Distributions Received	4,953

Net Investment Income--Note B	4,953

Realized Net Gain (Loss)

Capital Gain Distributions Received	14

Investment Securities Sold	(255)

Realized Net Gain (Loss)	(241)

Change in Unrealized Appreciation (Depreciation) of Investment Securities	24,158

Net Increase (Decrease) in Net Assets Resulting from Operations	28,870

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended Sept. 30, 2005 ($000)	Sept. 1, 2004, to Sept. 30, 2004[1] ($000)	Oct. 27, 2003[2] to Aug. 31, 2004 ($000)

Increase (Decrease) in Net Assets

Operations

Net Investment Income	4,953	233	331

Realized Net Gain (Loss)	(241)	--	1

Change in Unrealized Appreciation (Depreciation)	24,158	1,099	(495)

Net Increase (Decrease) in Net Assets

Resulting from Operations	28,870	1,332	(163)

Distributions

Net Investment Income	(1,786)	--	(38)

Realized Capital Gain	--	--	--

Total Distributions	(1,786)	--	(38)

Capital Share Transactions--Note E

Issued	422,941	8,055	83,829

Issued in Lieu of Cash Distributions	1,771	--	38

Redeemed	(44,437)	(1,199)	(7,211)

Net Increase (Decrease) from Capital Share Transactions	380,275	6,856	76,656

Total Increase (Decrease)	407,359	8,188	76,455

Net Assets

Beginning of Period	84,643	76,455	--

End of Period[3]	492,002	84,643	76,455

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Including undistributed net investment income of $3,693,000, $526,000, and $293,000.

Target Retirement 2045 Fund

Financial Highlights

	Year Ended Sept. 30,	Sept. 1, 2004, to Sept. 30,	Oct. 27, 2003[2] to Aug. 31,
For a Share Outstanding Throughout Each Period	2005	2004[1]	2004

Net Asset Value, Beginning of Period	$10.98	$10.80	$10.00

Investment Operations

Net Investment Income	.243	.03	.11

Capital Gain Distributions Received	--	--	--

Net Realized and Unrealized Gain (Loss) on Investments	1.41	.15	.76

Total from Investment Operations	1.65	.18	.87

Distributions

Dividends from Net Investment Income	(.16)	--	(.07)

Distributions from Realized Capital Gains	--	--	--

Total Distributions	(.16)	--	(.07)

Net Asset Value, End of Period	$12.47	$10.98	$10.80

Total Return	15.09%	1.67%	8.72%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$492	$85	$76

Ratio of Expenses to Average Net Assets--Note B	0%[4]	0%	0%

Ratio of Net Investment Income to Average Net Assets	2.07%	1.65%[5]	1.38%[5]

Portfolio Turnover Rate	7%	0%	7%

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.
3 Calculated based on average shares outstanding.
4 The average weighted expense ratio of the underlying funds was 0.21%.
5 Annualized.
See accompanying notes, which are an integral part of the financial statements.

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Investments in other Vanguard funds (with the exception of VIPER Shares) are valued at that fund’s net asset value. VIPER Shares (and other exchange-traded funds, if applicable) are valued at the latest quoted sales prices or official closing prices taken from their primary market or, if not traded on the valuation date, at the mean of the latest quoted bid and asked prices.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date. 4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that Vanguard will reimburse the fund’s expenses to the extent of savings in administrative and marketing costs realized by Vanguard in the operation of the fund. Accordingly, all expenses incurred by the fund during the year ended September 30, 2005, were reimbursed by Vanguard. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2005, the fund had $3,694,000 of ordinary income and $4,000 of long-term capital gains available for distribution.

At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $24,518,000, consisting of unrealized gains of $25,376,000 on securities that had risen in value since their purchase and $858,000 in unrealized losses on securities that had fallen in value since their purchase.

Target Retirement 2045 Fund

D. During the year ended September 30, 2005, the fund purchased $400,238,000 of investment securities and sold $17,869,000 of investment securities, other than temporary cash investments.

E. Capital shares issued and redeemed were:

	Year Ended Sept. 30, 2005	Sept. 1, 2004, to Sept. 30, 2004[1]	Oct. 27, 2003[2] to Aug. 31, 2004
		Shares (000)

Issued	35,327	736	7,741

Issued in Lieu of Cash Distributions	149	--	4

Redeemed	(3,731)	(110)	(664)

Net Increase (Decrease) in Shares Outstanding	31,745	626	7,081

1 The fund's fiscal year-end changed from August 31 to September 30, effective September 30, 2004.
2 Inception.

Report of Independent Registered
Public Accounting Firm

To the Shareholders and Trustees of Vanguard Target Retirement Funds:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2005 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2025 Fund, Vanguard Target Retirement 2035 Fund and Vanguard Target Retirement 2045 Fund (hereafter referred to as the “Funds”) at September 30, 2005, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for the Vanguard funds, provide a reasonable basis for our opinion

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Fund	Long-Term Gain Distributions ($000)

Target Retirement Income Fund	151

Target Retirement 2005 Fund	112

Target Retirement 2015 Fund	143

Target Retirement 2025 Fund	117

Target Retirement 2035 Fund	21

Target Retirement 2045 Fund	1

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	Qualified Dividend Income ($000)

Target Retirement Income Fund	2,180

Target Retirement 2005 Fund	1,246

Target Retirement 2015 Fund	3,724

Target Retirement 2025 Fund	4,333

Target Retirement 2035 Fund	3,041

Target Retirement 2045 Fund	1,296

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage

Target Retirement Income Fund	9.5

Target Retirement 2005 Fund	17.0

Target Retirement 2015 Fund	23.3

Target Retirement 2025 Fund	31.5

Target Retirement 2035 Fund	50.4

Target Retirement 2045 Fund	63.1

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior-year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes. Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Vanguard Target Retirement Funds
Periods Ended September 30, 2005

	One Year	Since Inception[1]

Target Retirement Income Fund

Returns Before Taxes	5.73%	6.18%

Returns After Taxes on

Distributions	4.52	5.02

Returns After Taxes on

Distributions and Sale of

Fund Shares	3.80	4.63

Target Retirement 2005 Fund

Returns Before Taxes	6.96%	7.35%

Returns After Taxes on

Distributions	6.23	6.86

Returns After Taxes on

Distributions and Sale of

Fund Shares	4.60	6.01

Target Retirement 2015 Fund

Returns Before Taxes	9.40%	9.06%

Returns After Taxes on

Distributions	8.84	8.69

Returns After Taxes on

Distributions and Sale of

Fund Shares	6.22	7.56

Target Retirement 2025 Fund

Returns Before Taxes	10.80%	10.21%

Returns After Taxes on

Distributions	10.34	9.89

Returns After Taxes on

Distributions and Sale of

Fund Shares	7.15	8.58

Target Retirement 2035 Fund

Returns Before Taxes	13.53%	12.16%

Returns After Taxes on

Distributions	13.16	11.90

Returns After Taxes on

Distributions and Sale of

Fund Shares	8.97	10.31

Target Retirement 2045 Fund

Returns Before Taxes	15.09%	13.31%

Returns After Taxes on

Distributions	14.78	13.08

Returns After Taxes on

Distributions and Sale of

Fund Shares	10.01	11.33

1 October 27, 2003.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the fund’s average weighted expense ratio, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using each fund’s average weighted expense ratio.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

Six Months Ended September 30, 2005
	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]

Based on Actual

Income	$1,000.00	$1,032.82	$1.02

2005	1,000.00	1,037.24	1.02

2015	1,000.00	1,045.29	1.03

2025	1,000.00	1,049.82	1.03

2035	1,000.00	1,058.93	1.08

2045	1,000.00	1,063.99	1.09

Based on Hypothetical

Income	$1,000.00	$1,024.07	$1.01

2005	1,000.00	1,024.07	1.01

2015	1,000.00	1,024.07	1.01

2025	1,000.00	1,024.07	1.01

2035	1,000.00	1,024.02	1.07

2045	1,000.00	1,024.02	1.07

1 The calculations are based on the funds’ average weighted underlying expense ratios for the most recent six-month period. The funds’ annualized expense ratios for that period are (in order as listed from top to bottom above) 0.20%, 0.20%, 0.20%, 0.20%, 0.21%, and 0.21%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table on page 65 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Glossary

Average Weighted Expense Ratio. Funds that invest in other Vanguard funds incur no direct expenses, but do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds. The average weighted expense ratio is the average of these expense ratios, weighted in proportion to the amount of the fund invested in each underlying fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors. Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from Vanguard.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, VIPER, VIPERs, Connect with Vanguard, and the ship logo are trademarks of The Vanguard Group, Inc.

Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard's proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for "proxy voting guidelines," or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund's current prospectus	the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

(C) 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2005: $95,000
Fiscal Year Ended September 30, 2004: N/A

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2005: $2,152,740
Fiscal Year Ended September 30, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2005: $382,200
Fiscal Year Ended September 30, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2005: $0
Fiscal Year Ended September 30, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

VANGUARD CHESTER FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.